UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          October 21,2004
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated October 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: October 21, 2004	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

8-K Filed October 21, 2004

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

This slide presentation contains forward-looking
statements which are subject to change based on
various important factors, including without
limitation, competitive actions in the marketplace and
adverse actions of governmental and other third-
party payors.  Actual results could differ materially
from those suggested by these forward-looking
statements. Further information on potential factors
that could affect the Company’s financial results is
included in the Company’s Form 10-K for the year
ended December 31, 2003, and subsequent filings.

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

LabCorp’s Investment and
Performance Fundamentals

Significant Cash Generator

EBITDA Percentage of Sales -

              26.0% YTD through September
                   30, 2004

Strong Balance Sheet

Investment Grade Credit Ratings

Physician Offices 12%
Hospitals 49%
Independent Clinical Labs 39%

All Others 78%
LabCorp 22%

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

The Clinical Laboratory Testing Market

U.S. Clinical Laboratory testing market is $34 - $36 billion

Represents 3% - 4% of all health care spending

Grew at a CAGR of 5.5% from 1998 -2001

Influences /directs approximately 80% of health care spending

Role and importance of testing are increasing

Rapidly evolving technology, emphasis on preventative medicine and aging of population are all driving growth

Clinical Laboratory Testing

Independent Clinical Laboratories

Source:    Company estimates, industry reports and 2003 revenue for LabCorp.

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

Profile of LabCorp

A leader in the specialty (esoteric/genomic)
testing market and second-largest clinical
laboratory company in North America

Conducts testing on more than 350,000
specimens daily and offers more than 4,400
routine and esoteric/genomic tests

Provides quality lab services to more than
220,000 physicians and other health care
providers

More than 23,000 employees nationwide

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

Primary Testing Locations & PSCs

Primary LabCorp Testing Locations

Patient Service Centers

PR

AK

Corporate Headquarters

Burlington, NC

Map current as of January 2004

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

To lead the industry in achieving
long-term growth and profitability
by strengthening our nationwide
core testing business and
expanding our higher-growth,
higher-value esoteric and
genomic businesses.

LabCorp’s Strategy

©2004 Laboratory Corporation of America® Holdings    As filed in an 8-K on October 21, 2004

Strategic Approach Connects
Two Key Business Areas

STRENGTHEN CORE TESTING

New and Expanded Managed Care Relationships

Selected Internal Expansion

Customer Retention

Acquire Core Testing Labs

EXPAND GENOMIC AND ESOTERIC TESTING

Internal Development of New, Medically Necessary
Tests

Acquire High-Growth, High-Value Genomic/Esoteric
Labs

License and Partner for New Tests and Technology

©2004 Laboratory Corporation of America® Holdings
As filed in an 8-K on October 21, 2004

Demonstrated Genomic and
Esoteric Strategy Execution

CMBP

Cancer

Genetics (Cystic Fibrosis)

Infectious Disease
(GENOSURE)

Clinical Trials

Drug Metabolism

Internal

NGI

Infectious Disease:
Hepatitis C

PCR Plasma

ViroMed

Infectious Disease:

HIV, Hepatitis, West Nile

Real-time PCR

Path Labs

Hospital Esoteric

DIANON

Cancer/Anatomic Pathology

Acquisition

Myriad Genetics

Predictive Tests:

Breast / Ovarian and Colon
Cancer

Melanoma

Hypertension

Correlogic Systems

Ovarian Cancer

Celera Diagnostics

Breast and Prostate Cancer

Alzheimer’s Disease

EXACT Sciences

Colorectal Cancer

Atherotech

VAP Cholesterol

BioPredictive

Liver Fibrosis

License / Partner

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

9/30/03

9/30/04

Revenue

$752.0

Operating Expense

$613.3

Operating Income

$138.7

Margin

18.4

%

EBITDA

*

    $183.9

Margin

24.5

%

Bad Debt % to revenue

7.0

%

DSO

53

$781.5

$628.7

19.6

%

$200.8

25.7

%

6.25

%

52

Third Quarter Operating Results

($ in millions)

(1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting Principles, see Company’s 3rd quarter
2004 earnings release furnished on Form 8-K on October  21, 2004.

(2) Q3 ‘03 results above exclude restructuring and other one-time charges relating to the Company’s integration of its DIANON and Dynacare acquisitions.

$152.8

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

2004 Third Quarter Financial
Achievements

Diluted EPS of $0.66

EBITDA margin of 25.7% of sales

Operating cash flow of $137.2 million

Increased revenues approx. 4% (2% volume;
2% price)

Estimated 1% volume impact due to severe
weather, $0.02 impact on EPS

Repurchased approximately $68 million of
LabCorp stock

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

YTD 9/30/03

Revenue

     $2,207.9

Operating Expense

    $1,801.6

Operating Income

    $406.3

Margin

18.4%

EBITDA

               $537.0

Margin

         24.3

          %

Bad Debt % to revenue

         7.5

          %

DSO

    53

$2,318.3

$1,857.0

$461.3

     19.9

     %

   $602.8

    26.0

     %

     6.4

     %

52

Nine-Month Operating Results
($ in millions)

YTD 9/30/04

(1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting Principles, see Company’s 3rd quarter
2004 earnings release furnished on Form 8-K on October  21, 2004.

(2) YTD 03 results above exclude restructuring and other one-time charges relating to the Company’s integration of its DIANON and Dynacare acquisitions.

*

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

2004 Nine-Month Financial
Achievements

Increased revenues 5% (approx. 4%
volume; 1% price)

EBITDA margin of 26% of sales

Diluted EPS of $1.97

Operating cash flow of $431.5 million

Completed our $250 million share
repurchase program

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

Financial Performance

Price & Volumes:  Trends by Payor Type

Client (Physicians)

Patient

Third Party

(MC/MD/Insurance)

Managed Care

Capitated

Fee for service

Total

LabCorp Total

2002

PPA

$

Accessions

millions

26.27

119.93

31.87

9.28

44.79

30.45

$31.71

29.6

2.3

14.8

13.1

19.3

32.4

79.1

2003

PPA

$

millions

27.07

118.48

34.25

9.95

45.68

32.74

$33.43

31.7

2.5

18.1

12.9

22.7

35.6

87.9

Accessions

YTD 2004

PPA

$

millions

26.54

122.91

34.63

10.17

45.74

33.28

$33.69

24.8

1.9

14.1

9.8

18.2

28.0

68.8

Accessions

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

Financial Performance

Revenue Analysis by Business Area

YTD SEPT 2003

Revenue

% Accns

Accns

PPA

$Million

to  total

000

$

Genomic

Identity/Gene
Probes

All Genomic

Other Esoteric

Histology

All Genomic/
          Esoteric

Core

Total

213.6

1,733.8

2.6%

123.21

114.4

328.0

188.4

148.4

664.8

1,543.1

2,207.9

2,628.0

4,631.8

4,615.7

1,619.0

10,596.5

55,451.4

66,047.9

4.0%

6.6%

7.0%

2.4%

16.0%

84.0%

100.0%

43.52

75.20

40.81

91.67

62.74

27.83

33.43

YTD SEPT 2004

Revenue

% Accns

Accns

$Million

to  total

000

221.7

1,888.4

2.8%

117.40

125.0

346.7

221.8

146.0

714.5

1,603.8

2,318.3

2,843.3

4,731.7

5,360.1

1,587.8

11,679.6

57,141.7

68,821.3

4.1%

6.9%

7.8%

2.3%

17.0%

83.0%

100.0%

43.96

73.27

41.38

91.96

61.17

28.07

33.69

PPA

$

(4.7%)

1.0%

(2.6%)

1.4%

0.3%

(2.5%)

0.9%

0.9%

04 vs 03

PPA

Incr/(Decr)

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

Cash Investment Strategy

$90 million in capital expenditures

$50 to $60 million for selected
acquisitions (core, esoteric or anatomic
pathology labs)

Share repurchases - approx. $250 million
completed year-to-date, new $250 million
stock repurchase program recently
approved

Retain flexibility in utilizing remaining
cash

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

New Accounting - EPS

In September, the EITF reached consensus on EITF Issue
No. 04-8, which changes the accounting for contingently
issuable shares.

Using the “if converted” method as if the company’s zero
coupon-subordinated notes had been converted as of
January 1, 2004, diluted EPS would have been reduced by
approximately $0.03, to $0.63 and by $0.10 to $1.87; for
the three and nine months ended September 30, 2004,
respectively.

We are required to adopt the provision at the end of 2004,
including retroactive restatement of all diluted EPS
calculations presented.

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

Financial Guidance for 2004

Revenue growth of approximately 5% to
6% compared to 2003, including small
acquisitions and/or new contracts

EBITDA margins of approximately 25.5%
of sales

EPS in the range of $2.55 to $2.60

Free cash flow* of approximately $475 to
$500 million

* Free cash flow is defined as operating cash flow, minus capital expenditures.

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

Financial Guidance for 2004 (cont’d.)

Bad debt rate of 6.25% for the 3rd and 4th
quarters of 2004

Net interest expense of approximately $36
million

Tax rate of 41%

Guidance does not include additional share
repurchases after September 30, or the
effect of adoption of EITF No. 04-8

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

Preliminary Financial Guidance
for 2005

Revenue growth of approximately 4% to 6%
compared to 2004

EPS growth in the range of 8% to 10% as
compared to the current First Call 2004 mean
estimate EPS of $2.58 as reported by Thomson
Financial

Guidance does not include possible significant
contributions from new tests, additional share
repurchases after September 30, or the effect of
adoption of EITF No. 04-8

©2004 Laboratory Corporation of America® Holdings    As filed in an 8-K on October 21, 2004

Opportunity for Investors

Long-term industry trends appear favorable

Visible growth drivers

Low P/E relative to market valuations

Significant free cash flow – multiple
opportunities to increase shareholder value

Strong balance sheet - Investment Grade
ratings (S&P, Moody’s)

Solid growth potential driven by genomic
strategy

©2004 Laboratory Corporation of America® Holdings As filed in an 8-K on October 21, 2004

Other Financial Information

For the Quarter Ended September 30, 2004

Depreciation

Amortization

Capital expenditures

Bad debt as a percentage of sales

Q1

Q2

23.0

Q3

Zero coupon-subordinated notes

Revolving credit facility
        (weighted average)

Cash flows from operations

Effective interest rate on debt:

5 1/2% Senior Notes (including
      effect of interest rate swap)

Days sales outstanding

YTD
2004

$

23.3

$

23.5

$

69.8

$

10.3

10.5

10.9

31.7

20.2

22.4

16.5

59.1

147.6

146.7

137.2

431.5

6.75%

6.25%

6.25%

6.49%

2.00%

2.00%

2.00%

2.00%

5.38%

5.38%

5.38%

5.38%

1.95%

2.21%

2.62%

2.21%

54

52

52

52

$

$

$

$

$

$

$

$

$

$

$

$

($ in millions)